PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE
BOTTOM PORTION IN THE ENCLOSED ENVELOPE

[Tortoise Logo]

Proxy — Tortoise North American Energy Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE SPECIAL MEETING OF STOCKHOLDERS – ________, 2009

The undersigned holder of shares of Tortoise North American Energy Corporation (the "Fund") appoints David J. Schulte and Terry C. Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the special meeting of stockholders of the Fund to be held on _________, 2009 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in     [ X ]
this example. Please do not write outside the designated areas.

Special Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE
BOTTOM PORTION IN THE ENCLOSED ENVELOPE

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

A.	Voting Issues - The Board of Directors recommends a vote “FOR” the proposal below.

1.	Not applicable to the Fund.

2.	To approve the issuance of additional shares of common stock of the Fund in connection with an Agreement and Plan of Reorganization between the Fund and Tortoise Gas and Oil Corporation.

      For        Against           Abstain

[    ]             [    ]                    [    ]

3.
To approve the adjournment or postponement of the Meeting, if the number of shares of common stock of the Fund, present or represented by proxy at the special meeting and voting in favor of Proposal 2, is insufficient to approve such proposal and if proposed by the Chairman of the of the special meeting, in order to enable the Board of Directors of the Fund to continue to solicit additional proxies in favor of Proposal 2.

B.      Non-Voting Issues

 Change of Name or Address – Please print new information below.                                                                                                                                              Meeting Attendance
Mark box to the right
if you plan to attend the Annual Meeting.

C.	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears.  If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE
BOTTOM PORTION IN THE ENCLOSED ENVELOPE

[Tortoise Logo]

Proxy — Tortoise Gas and Oil Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE SPECIAL MEETING OF STOCKHOLDERS – ________, 2009

The undersigned holder of shares of Tortoise Gas and Oil Corporation (the "Fund") appoints David J. Schulte and Terry C. Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the special meeting of stockholders of the Fund to be held on _________, 2009 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS
PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in     [ X ]
this example. Please do not write outside the designated areas.

Special Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE
BOTTOM PORTION IN THE ENCLOSED ENVELOPE

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

A.	Voting Issues - The Board of Directors recommends a vote “FOR” the proposal below.

1.
To approve an Agreement and Plan of Reorganization between the Fund and Tortoise North American Energy Corporation,  the termination of the Fund's registration under the 1940 Act, and the dissolution of the Fund under Maryland law.

      For        Against           Abstain

[    ]             [    ]                    [    ]

2.       Not applicable to the Fund.

3.
To approve the adjournment or postponement of the Meeting, if the number of shares of common stock of the Fund, present or represented by proxy at the special meeting and voting in favor of Proposal 1, is insufficient to approve such proposal and if proposed by the Chairman of the special meeting, in order to enable the Board of Directors of the Fund to continue to solicit additional proxies in favor of Proposal 1.

B.      Non-Voting Issues

 Change of Name or Address – Please print new information below.                                                                                                                                              Meeting Attendance
Mark box to the right
if you plan to attend the Annual Meeting.

C.	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears.  If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /